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                      METROPOLITAN LIFE INSURANCE COMPANY

               NEW ENGLAND VARIABLE ANNUITY FUND I (THE "FUND")

                    SUPPLEMENT DATED AUGUST 20, 2002 TO THE
                         PROSPECTUS DATED MAY 1, 2002

On August 8, 2002, the Board of Managers approved the change in classification of the New England Variable Annuity Fund I (the "Fund") under the Investment Company Act of 1940, as amended, from an open-end management investment company to a unit investment trust (the "Reclassification"). The Reclassification will be submitted to a vote at a meeting of Contractholders expected to take place on or around October 25, 2002. It is anticipated that, if Contractholder approval is obtained, the Reclassification will occur on or around November 1, 2002.

If the Reclassification is approved, the Fund will no longer be managed by a Board of Managers, and the Board of Managers will cease to exist. The Fund will continue to invest all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc. As is presently the case, the Fund will not engage an investment adviser. In addition to certain operating expenses of the Fund, the Fund will continue to bear a pro rata portion of the investment advisory fee of the Portfolio and a pro rata share of the operating expenses of the Portfolio. The aggregated fees and expenses of the Fund (including those borne indirectly by the Fund as a shareholder of the Portfolio) are not expected to increase as a result of the Reclassification. If the Reclassification is approved, Metropolitan Life Insurance Company has undertaken to bear certain Fund expenses to ensure that Fund expenses borne by Contractholders after the Reclassification (other than brokerage commissions, if any, and certain taxes), including expenses borne indirectly by the Fund as a shareholder of the Portfolio, do not exceed the annual rate of .3066% of the Fund's net assets, which is the level of Fund expenses currently borne by Contractholders. Thus, the Reclassification is not expected to result in any changes in the level of expenses borne by Contractholders.